EXHIBIT 99.2

Section 906 CEO Certification

I, David V. Mastran, Chief Executive Officer of MAXIMUS, Inc. (“the Company”), do hereby certify, under the standards set forth in and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2003 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2.     The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003
/s/ David V. Mastran
David V. Mastran
Chief Executive Officer